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                                                                 EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statement of Essef Corporation on Form S-8 of our report dated November 13, 1998, incorporated by reference in the Annual Report on Form 10-K of Essef Corporation for the year ended September 30, 1998.


/s/ Deloitte & Touche LLP
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Cleveland, Ohio
December 18, 1998